Gabelli Media Mogul NextShares

A series of The Gabelli Nextshares Trust

SUMMARY PROSPECTUS January 26, 2018

Ticker: MOGLC

Listing Exchange: The NASDAQ Stock Market LLC

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 26, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund:

The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment):	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Other Expenses(1)	3.68%

Total Annual Fund Operating Expenses	4.68%
Less Fee Waiver and/or Expense Reimbursement(2)	3.78%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.90%

(1)	Other Expenses are estimated for the first year of operations.
(2)	Gabelli Funds, LLC (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) from exceeding 0.90% of the Fund’s average daily net assets per year (the “Expense Cap”). This arrangement is in effect until January 31, 2019 and may be terminated only by the Board of Trustees of the Company (the “Board”) before such time. The Fund will carry forward, for a period not to exceed three years from the date that an amount is waived, any fees in excess of the expense limitation and repay the Adviser such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).

Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$1,069	$2,053	$4,540

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in the media industry. Media industry companies are companies that are primarily engaged in the production, sale and distribution of goods or services used in the media industry. Media industry companies are companies that derive at least 50% of their revenue from the production or distribution of information and entertainment content, and may include television and radio stations, motion picture companies, print publishing and providers of internet content, as well as satellite service providers, cable service providers and advertising service providers. The Fund will specifically invest in companies that were spun-off from Liberty Media Corporation (“Liberty Media”) as constituted in 2001, as well as in companies that resulted from subsequent mergers of any such spin-offs or stocks that track performance of such spin-offs or companies that resulted from subsequent mergers of any such spin-offs, and in public companies in which Liberty Media and its successor companies invest. Liberty Media was spun off from AT&T Corporation in August 2001, as an amalgamation of, among others, media and telecommunications related assets. The company’s chairman and largest shareholder since inception has been Dr. John C. Malone. Since 2001, Liberty Media has engaged in a series of spin-offs, split-offs, mergers, and tracking stock issuances. Tracking stocks are generally common stocks issued by a parent company that track performance of a particular division of a company without having claim on the assets of the division or the parent company.

The current investable universe includes U.S. and non-U.S. listed companies in the media industry. The Adviser will weight these securities utilizing factors including, but not limited to the attractiveness of a security’s valuation and the potential for a catalyst or event that might surface underlying value in a particular security.

Principal Risks

You may want to invest in the Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you want exposure to equity investments in securities that were spun-off or are tracking stocks of Liberty Media
•	you believe that the market will favor value over growth stock over the long term
•	you wish to include a value strategy as a portion of your overall investments

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

Investing in the Fund involves the following risks:

•

Contingent Pricing Risk.    Trading prices of Fund shares are directly linked to the Fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Like mutual funds, the Fund does not offer opportunities to transact intraday at currently (versus end of day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the Fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. Holders of equity securities only have rights to value in the company only after all issuer debts have been paid and they could lose their entire investment in a company that encounters financial difficulty.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

•

Industry Concentration Risk.    The Fund invests a significant portion of its assets in companies in the media industry, which may include, among others, telecommunications, publishing, and entertainment companies and, as a result, the value of the Fund’s shares will be more susceptible to the factors affecting those particular types of companies, including government regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition, and strong market reactions to technological developments.

•	Management Risk. If the Adviser is incorrect in its assessment of the investment prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•

Market Trading Risk.    Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at, or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired shares.

•

Non-Diversification Risk.    As a non-diversified fund, more of the Fund’s assets may be focused in the securities of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified fund.

•	New Fund Risk. The Fund is new with a limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

•

Tracking Stock Risk.    The Fund invests in tracking stocks, which are typically a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. If the business unit or division does poorly, the value of the tracking stock may decrease even if the parent company as a whole performs well. The tracking stock may pay dividends to its shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the parent company’s common stock. In the event of the parent company’s liquidation, tracking stock shareholders typically do not have a legal claim on the parent company’s assets.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year and the life of the Fund compared with the Standard & Poor’s (“S&P”) 500 Index. As with all actively managed funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

Gabelli Media Mogul Fund

(Total returns for the Year Ended December 31)

During the calendar year shown in the bar chart, the highest return for a quarter was 8.99% (quarter ended March 31, 2017) and the lowest return for a quarter was (5.19)% (quarter ended June 30, 2017).

Average Annual Total Returns (for the period ended December 31, 2017, with maximum sales charges, if applicable)	Past One Year	Since Inception (December 1, 2016)
Gabelli Media Mogul Fund
Return Before Taxes	8.99%	7.90%
Return After Taxes on Distributions	8.99%	7.90%
Return After Taxes on Distributions and Sale of Fund Shares	5.09%	6.02%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	22.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs.

Management

The Adviser.    Gabelli Funds, LLC

The Portfolio Manager.    Christopher C. Marangi, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc., has served as portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Taxes, and Payments to

Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, taxes, and financial intermediary compensation, please see “Other Information.”

2018

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